UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 12, 2018

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia		22042-4513
(Address of Principal Executive Offices)		(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On February 12, 2018, General Dynamics Corporation (“General Dynamics”) made available an investor presentation relating to the previously announced proposed merger (the “Merger”) of General Dynamics and CSRA Inc. (“CSRA”). A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Notice to Investors

In connection with the merger referenced in this Current Report on Form 8-K, Red Hawk Enterprises Corp., a wholly-owned subsidiary of General Dynamics (“Merger Sub”), will commence a tender offer, but the tender offer has not yet commenced. This Current Report on Form 8-K is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of CSRA stock. At the time the tender offer is commenced, Merger Sub will file a tender offer statement and related exhibits with the SEC and CSRA will file a solicitation/recommendation statement with respect to the tender offer. Investors and stockholders of CSRA are strongly advised to read the tender offer statement (including the related exhibits) and the solicitation/recommendation statement, as they may be amended from time to time, when they become available, because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. The tender offer statement (including the related exhibits) and the solicitation/recommendation statement will be available at no charge on the SEC’s website at www.sec.gov. In addition, the tender offer statement and other documents that the wholly owned subsidiary of General Dynamics files with the SEC will be made available to all stockholders of CSRA free of charge at www.generaldynamics.com. The solicitation/recommendation statement and the other documents filed by CSRA with the SEC will be made available to all stockholders of CSRA free of charge at www.CSRA.com.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger of Merger Sub with and into CSRA without the prior consummation of the tender offer (the “One Step Merger”), CSRA will file a proxy statement with the SEC. Additionally, CSRA will file other relevant materials with the SEC in connection with the proposed acquisition of CSRA by General Dynamics and Merger Sub pursuant to the terms of the Agreement and Plan of Merger, dated as of February 9, 2018, among General Dynamics, Merger Sub and CSRA (the “Merger Agreement”). Investors and stockholders of CSRA are strongly advised to read the proxy statement and the other relevant materials, as they may be amended from time to time, when they become available, because they will contain important information about the One Step Merger and the parties to the One Step Merger, before making any voting or investment decision with respect to the One Step Merger. The proxy statement will be available at no charge on the SEC’s web site at www.sec.gov. The proxy statement and other documents filed by CSRA with the SEC will be made available to all stockholders of CSRA free of charge at www.CSRA.com.

CSRA and its directors and officers may be deemed to be participants in the solicitation of proxies from CSRA’s stockholders with respect to the One Step Merger. Information about CSRA’s directors and executive officers and their ownership of CSRA’s common stock is set forth in the proxy statement for CSRA’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 27, 2017, and CSRA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017. CSRA stockholders may obtain additional information regarding the interests of CSRA and its directors and executive officers in the Merger, which may be different than those of CSRA stockholders generally, by reading the proxy statement and other relevant documents regarding the One Step Merger, when filed with the SEC.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the combined company’s business, performance and opportunities, including the ability to deliver more innovative, leading-edge solutions; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the tender offer and the merger; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of CSRA’s stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for CSRA will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (viii) other factors as set forth from time to time in General Dynamics and CSRA’s filings with the SEC, including their respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the tender offer statement, solicitation/recommendation statement and other tender offer documents that will be filed by General Dynamics, Merger Sub and CSRA. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

All forward-looking statements speak only as of the date they were made. General Dynamics does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Investor presentation, dated February 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Dynamics Corporation
	By	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos
Senior Vice President, General Counsel and Secretary
Dated: February 12, 2018		(Authorized Officer)

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